UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2026

AMYLYX PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41199	46-4600503
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Cambridge Parkway, Suite 6W Cambridge, Massachusetts	02142
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 682-0917

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	AMLX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

On August 18, 2026, Amylyx Pharmaceuticals, Inc. (the “Company”) issued a press release titled “Amylyx Pharmaceuticals Announces Positive Topline Results from Phase 3 LUCIDITY Clinical Trial of Avexitide in Post-Bariatric Hypoglycemia.” A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K (the “Current Report”).

The information in Item 7.01 of this Current Report (including Exhibit 99.1 attached hereto) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference into any filing by the Company, under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01.	Other Events

On August 18, 2026, the Company announced positive topline results from LUCIDITY, a 78-participant, multicenter, randomized, double-blind, placebo-controlled Phase 3 clinical trial evaluating the efficacy and safety of avexitide, an investigational, first-in-class glucagon-like peptide-1 (“GLP-1”) receptor antagonist, in participants with post-bariatric hypoglycemia (“PBH”) following Roux-en-Y gastric bypass (“RYGB”) surgery. LUCIDITY met the Food and Drug Administration (the “FDA”)-agreed-upon primary endpoint demonstrating a 55% reduction in the composite rate of Level 2 and Level 3 hypoglycemic events compared to placebo (p=0.000003). In addition, LUCIDITY met all secondary endpoints demonstrating consistent, highly statistically significant, and clinically meaningful reductions in Level 2 hypoglycemic events by self-monitoring of blood glucose (“SMBG”), Level 2 hypoglycemic events by continuous glucose monitoring (“CGM”), and Level 3 hypoglycemic events.

The Phase 3 LUCIDITY trial enrolled 78 adult participants with PBH following RYGB surgery. Participants were randomized 3:2 to receive either 90 mg avexitide subcutaneously once daily or placebo. LUCIDITY met the primary endpoint demonstrating a 55% reduction (p=0.000003) in the composite rate of Level 2 and Level 3 hypoglycemic events compared to placebo through Week 16. LUCIDITY also met all secondary endpoints demonstrating consistent, highly statistically significant, and clinically meaningful reductions across SMBG-measured Level 2 events, CGM-measured Level 2 events, and independently adjudicated Level 3 events.

Avexitide was generally well-tolerated through the double-blind study period with a consistent and favorable safety profile replicated across all PBH clinical trials completed to date. The majority of adverse events in LUCIDITY were mild to moderate, and there were no serious adverse events related to avexitide treatment. The most common adverse events were diarrhea, injection site erythema, and injection site bruising. There were no changes in body weight observed in either the avexitide or placebo groups over the 16-week, double-blind period of the LUCIDITY trial.

The Company plans to submit a New Drug Application (“NDA”) to the FDA by the end of 2026. The FDA previously granted avexitide Breakthrough Therapy Designation for PBH. LUCIDITY’s 32-week open label extension remains ongoing. The avexitide expanded access program also remains ongoing. The Company plans to present the data from LUCIDITY at an upcoming medical meeting.

Forward Looking Statements

Statements contained in this Current Report on Form 8-K regarding matters that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Such statements include, but are not limited to, Amylyx’s expectations regarding: the therapeutic potential and safety of avexitide as a treatment for PBH; expectations regarding the timing for NDA submission with the FDA; the potential benefits of regulatory designations held with the FDA; the plan to present data from LUCIDITY at an upcoming medical meeting; and expectations regarding timing for potential commercialization of avexitide, if approved. Any forward-looking statements in this Current Report are based on management’s current expectations of future events and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in or implied by such forward-looking statements. Risks that contribute to the uncertain nature of the forward-looking statements include: the success, cost, and timing of Amylyx’s program development activities; Amylyx’s ability to execute on its regulatory development plans and expectations regarding the timing of results from its planned data announcements and initiation of clinical studies; the risk that early-stage results may not reflect later-stage results; Amylyx’s ability to fund operations, and the impact that global macroeconomic uncertainty, geopolitical instability, and public health events will have on Amylyx’s operations, as well as the risks and uncertainties set forth in Amylyx’s United States Securities and Exchange Commission (“SEC”) filings, including Amylyx’s Annual Report on Form 10-K for the year ended December 31, 2025, and subsequent filings with the SEC. All forward-looking statements contained in this Current Report speak only as of the date on which they were made. Amylyx undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made, except as required by law.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release of the Company, dated August 18, 2026.

104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMYLYX PHARMACEUTICALS, INC.

Date: August 18, 2026	By:	/s/ James M. Frates
James M. Frates
Chief Financial Officer